UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

BlackRock Commodity Strategies Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2019

Date of reporting period: 07/31/2019

Item 1 – Report to Stockholders

JULY 31, 2019

ANNUAL REPORT

BlackRock FundsSM

▶	BlackRock Commodity Strategies Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended July 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.32%	7.99%
U.S. small cap equities (Russell 2000® Index)	5.76	(4.42)
International equities (MSCI Europe, Australasia, Far East Index)	5.64	(2.60)
Emerging market equities (MSCI Emerging Markets Index)	0.44	(2.18)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.23	2.34
U.S. Treasury securities (ICE BofAML10-Year U.S. Treasury Index)	6.68	11.16
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.23	8.08
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.98	6.93
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.78	6.91
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of July 31, 2019	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2019, the Fund underperformed its benchmark, the Bloomberg Commodity Index Total ReturnSM.

What factors influenced performance?

Commodities and related equities experienced negative returns during the period, reflecting mounting concerns about the global growth outlook and the persistent uncertainty surrounding the U.S.-China trade dispute.

On the negative side, the Fund’s positions in energy stocks detracted from relative performance amid the meaningful downturn in oil prices. The exploration and production company Encana Corp., which declined after announcing its intent to acquire Newfield Exploration Company, was a leading detractor.

Outside of energy, the Belgium-based company Umicore NV was a key detractor. The Fund began building a position in the stock in late 2018 on the belief that it would benefit from the growth of the electric vehicle business. After initially performing well, Umicore shares declined in April after the company lowered its earnings guidance for both 2019 and 2020. The Canadian mining company First Quantum Minerals Ltd., which was affected by concerns about recent tax changes in Zambia, was another notable detractor.

The Fund invests in both commodity futures and natural resources stocks. In comparison, the benchmark consists entirely of commodity futures. The Fund’s out-of-benchmark position in equities contributed to relative performance. The Fund’s allocation to precious metals and agriculture stocks, in particular, benefited Fund results.

The Fund’s strong showing in the precious metals space reflected the rally in gold prices and associated equities. Gold gained ground due to the combination of the increasingly accommodative policies of the world’s central banks and investors’ search for “safe-haven” assets during times of market volatility. The Fund’s investment in the South African company Impala Platinum Holdings Ltd. was also a top contributor.

Beyond Meat, Inc. and JBS SA were notable contributors in the agriculture industry. The Fund participated in Beyond Meat’s initial public offering, and the stock rallied significantly following its debut in early May. The company created the world’s first plant-based burger that looks and tastes like meat. JBS benefited from the rising prices of pork, beef and chicken that resulted from the decline in Chinese pork supplies caused by the African swine fever.

The Fund employed derivatives during the period as part of the its investment strategy through investments in commodity futures using commodity total return swaps. The Fund’s use of derivatives detracted from relative performance.

Describe recent portfolio activity.

The Fund rotated its holdings in the mining industry during the period. The Fund also adjusted its positioning in agriculture by increasing its weighting in protein producers and decreasing its allocation to fertilizer companies. In energy, the Fund increased the portfolio’s allocation to refining stocks and reduced its position in domestic onshore producers.

The Fund maintained a position in cash and cash equivalents, predominantly comprised of U.S. Treasury bills, as collateral against its position in commodity-linked notes. The Fund’s cash balance did not have a material impact on Fund returns during the period.

Describe portfolio positioning at period end.

As of July 31, 2019, the Fund held allocations of approximately 50% each in natural resources equities and commodity total return swaps.

The Fund maintained a high-quality bias in the mining sector, with a focus on companies that are deleveraging and/or experiencing organic growth. In energy, the investment adviser emphasized companies that are exhibiting capital discipline, are benefiting from the growth of the shale industry, and/or are capitalizing on the emerging upcycle in liquified natural gas. In agriculture, the investment adviser made decisions based primarily on stock-specific catalysts, with an emphasis on companies viewed as having unappreciated transformation stories.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2019 (continued)	BlackRock Commodity Strategies Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

(c)

An unmanaged commodity index currently composed of futures contracts on 20 physical commodities that assumes that the futures positions are fully collateralized. Prior to July 1, 2014, the Bloomberg Commodity Index Total ReturnSM was known as the Dow Jones-UBS Commodity Index Total ReturnSM.

(d)	Commencement of operations.

Performance Summary for the Period Ended July 31, 2019

		Average Annual Total Returns(a)
		1 Year		5 Years		Since Inception(b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.28%	(6.34)%	N/A	(5.52)%	N/A	(3.37)%	N/A
Investor A	0.14	(6.50)	(11.41)%	(5.75)	(6.76)%	(3.57)	(4.23)%
Investor C	(0.15)	(7.19)	(8.10)	(6.43)	(6.43)	(4.29)	(4.29)
Class K	0.28	(6.28)	N/A	(5.49)	N/A	(3.34)	N/A
Bloomberg Commodity Index Total ReturnSM	(1.04)	(5.36)	N/A	(8.34)	N/A	(6.50)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on October 3, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,002.80	$3.58	$1,000.00	$1,021.22	$3.61	0.72%
Investor A	1,000.00	1,001.40	4.81	1,000.00	1,019.98	4.86	0.97
Investor C	1,000.00	998.50	8.52	1,000.00	1,016.26	8.60	1.72
Class K	1,000.00	1,002.80	3.33	1,000.00	1,021.47	3.36	0.67

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Portfolio Information as of July 31, 2019	BlackRock Commodity Strategies Fund

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Royal Dutch Shell PLC, A Shares	2%
BHP Group PLC	2
Exxon Mobil Corp.	2
BP PLC	1
TOTAL SA	1
Newmont Goldcorp Corp.	1
Rio Tinto PLC	1
Newcrest Mining Ltd.	1
Barrick Gold Corp.	1
Vale SA — ADR	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Materials	20%
Energy	15
Consumer Staples	9
Consumer Discretionary	2
Industrials	1
Information Technology	1
Health Care	—(a)
Short-Term Securities	52
Other Assets Less Liabilities	—(a)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a)	Amount is less than 1%.

6	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Commodity Strategies Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on page 5 assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on February 1, 2019 and held through July 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

A B O U T F U N D P E R F O R M A N C E A N D D I S C L O S U R E O F E X P E N S E S A N D D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Consolidated Schedule of Investments July 31, 2019	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 48.6%

Beverages — 0.5%
Constellation Brands, Inc., Class A	5,050	$993,941

Biotechnology — 0.1%
Stillcanna, Inc. (Acquired 05/07/19, cost $380,524)(a)(b)	440,928	291,992

Chemicals — 3.5%
American Vanguard Corp.	26,884	383,904
CF Industries Holdings, Inc.	15,682	777,200
FMC Corp.	18,149	1,568,437
Koninklijke DSM NV	7,526	932,384
Nutrien Ltd.	11,103	608,739
Robertet SA	1,175	838,970
Symrise AG	6,050	557,465
Umicore SA	13,484	422,099
UPL Ltd.	126,706	1,092,548

		7,181,746

Containers & Packaging — 0.6%
Graphic Packaging Holding Co.	88,297	1,312,093

Electronic Equipment, Instruments & Components — 0.5%
Trimble, Inc.(a)	25,524	1,078,644

Energy Equipment & Services — 0.5%
Baker Hughes a GE Co.	26,896	682,889
Patterson-UTI Energy, Inc.	12,963	150,760
Schlumberger Ltd.	5,683	227,150

		1,060,799

Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	3,575	985,377
Grocery Outlet Holding Corp.(a)	26,097	1,016,217
Kroger Co.	44,560	942,890
Sprouts Farmers Market, Inc.(a)	16,005	270,965
Total Produce PLC	497,071	770,363

		3,985,812

Food Products — 6.5%
BRF SA — ADR(a)	62,775	545,515
Calavo Growers, Inc.	9,854	871,488
Clean Seas Seafood Ltd.(a)	455,656	280,440
Cranswick PLC	29,217	945,638
Freshpet, Inc.(a)(c)	11,000	496,650
Glanbia PLC	80,129	1,046,696
Greencore Group PLC	233,728	607,698
Gruma SAB de CV, Class B	86,275	790,324
Hormel Foods Corp.	14,021	574,721
JBS SA	115,176	751,473
Kerry Group PLC, Class A	12,354	1,441,441
Leroy Seafood Group ASA	123,638	777,246
Nestlé SA, Registered Shares	12,808	1,358,765
Norway Royal Salmon ASA	37,369	816,731
PureCircle Ltd.(a)	287,198	929,036
Tyson Foods, Inc., Class A	16,689	1,326,775

		13,560,637

Internet & Direct Marketing Retail — 1.3%
Delivery Hero SE(a)(d)	16,639	799,262
GrubHub, Inc.(a)(c)	7,269	491,602
HelloFresh SE(a)(c)	27,550	264,183
Ocado Group PLC(a)	57,834	872,975
Waitr Holdings, Inc.(a)(c)	41,638	191,118

		2,619,140

Machinery — 1.3%
Ag Growth International, Inc.	23,017	941,398
Deere & Co.	4,563	755,861
Marel HF	188,531	912,038

		2,609,297

Security	Shares	Value

Metals & Mining — 16.0%
Acacia Mining PLC(a)	37,898	$103,882
Agnico Eagle Mines Ltd.	31,881	1,665,552
Alacer Gold Corp.(a)	23,625	93,977
Alamos Gold, Inc., Class A	59,564	390,835
Anglo American PLC	53,139	1,302,141
AngloGold Ashanti Ltd. — ADR(c)	39,554	674,791
B2Gold Corp.(a)	145,495	464,111
Barrick Gold Corp.(c)	115,981	1,885,851
BHP Group PLC	135,058	3,220,264
Centamin PLC	170,216	265,603
Centerra Gold, Inc.(a)	44,028	351,610
Coronado Global Resources, Inc. — CDI(d)	123,383	272,313
Endeavour Mining Corp.(a)(c)	21,412	400,076
ERO Copper Corp.(a)	34,015	642,517
Evolution Mining Ltd.	128,054	434,612
First Quantum Minerals Ltd.	51,764	476,929
Franco-Nevada Corp.	10,211	887,408
Freeport-McMoRan, Inc.	26,621	294,428
Fresnillo PLC	26,793	193,381
Glencore PLC	269,549	864,396
Gold Fields Ltd. — ADR(c)	56,608	285,870
Gold Road Resources Ltd.(a)	59,178	55,494
Iluka Resources Ltd.	65,631	428,233
Impala Platinum Holdings Ltd.(a)	56,377	300,763
Ivanhoe Mines Ltd., Class A(a)	59,634	187,062
KAZ Minerals PLC	51,661	357,603
Kinross Gold Corp.(a)	82,234	332,724
Lundin Mining Corp.	103,445	500,844
MAG Silver Corp.(a)	15,616	174,405
Metro Mining Ltd.(a)	511,950	45,513
Neo Lithium Corp.(a)(c)	143,078	68,298
Nevada Copper Corp.(a)	662,786	183,298
Nevada Copper Corp. (Acquired 05/15/19, cost $110,103)(a)(b)	370,000	100,924
Newcrest Mining Ltd.	91,978	2,219,907
Newmont Goldcorp Corp.	68,433	2,499,173
Nickel Mines Ltd.(a)	697,682	262,410
Northern Star Resources Ltd.	77,169	679,042
Oceanagold Corp.	149,872	406,533
OZ Minerals Ltd.	74,835	519,027
Polyus PJSC — GDR, Registered Shares	9,303	471,126
Pretium Resources, Inc.(a)	29,636	321,330
Rio Tinto PLC	40,693	2,297,996
Saracen Mineral Holdings Ltd.(a)	55,922	158,139
Sierra Metals, Inc.(a)(c)	83,095	125,291
Sigma Lithium Resources Corp.(a)	115,347	166,055
Sociedad Minera Cerro Verde SAA	25,049	503,485
SolGold PLC(a)	573,134	198,293
Stelco Holdings, Inc.	10,584	121,895
Teck Resources Ltd., Class B	63,802	1,305,239
Titan Mining Corp.(a)	159,796	55,695
Torex Gold Resources, Inc.(a)	22,356	287,962
Vale SA — ADR	129,301	1,679,620
Wheaton Precious Metals Corp.	37,778	987,529

		33,171,455

Oil, Gas & Consumable Fuels — 14.6%
Anadarko Petroleum Corp.	15,469	1,139,447
BP PLC	397,490	2,630,094
Cairn Energy PLC(a)	153,977	295,545
Canadian Natural Resources Ltd.	27,221	689,497
Chevron Corp.	9,673	1,190,843
CNOOC Ltd.	192,000	316,563
Concho Resources, Inc.	8,203	801,269
ConocoPhillips	28,170	1,664,284
Eni SpA	55,798	871,640
EOG Resources, Inc.	15,262	1,310,243
EQT Corp.	10,525	159,033
Equinor ASA	31,770	569,646

8	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	42,245	$3,141,338
Galp Energia SGPS SA	22,232	346,111
Hess Corp.	3,864	250,542
Kosmos Energy Ltd.	86,385	519,174
Marathon Petroleum Corp.	21,077	1,188,532
Noble Energy, Inc.	21,126	466,462
Oil Search Ltd.	53,372	258,447
Pioneer Natural Resources Co.	5,827	804,359
Royal Dutch Shell PLC, A Shares	135,572	4,269,912
Suncor Energy, Inc.	37,364	1,072,113
TC Energy Corp.	25,789	1,262,680
TOTAL SA	48,232	2,499,880
Valero Energy Corp.	12,868	1,096,997
Whitehaven Coal Ltd.	117,125	293,537
Williams Cos., Inc.	46,509	1,145,982

		30,254,170

Paper & Forest Products — 0.0%
Quintis Ltd.(a)(c)(e)	784,452	5

Personal Products — 0.5%
Jamieson Wellness, Inc.	60,550	946,008

Specialty Retail — 0.7%
Tractor Supply Co.	13,682	1,488,738

Trading Companies & Distributors — 0.1%
Yellow Cake PLC(a)(d)	71,480	184,285

Total Common Stocks — 48.6% (Cost: $87,339,397)		100,738,762

Warrants — 0.0%

Biotechnology — 0.0%
Stillcanna, Inc. (Acquired 05/07/19, Cost $0) (1 Share for 1/2 Warrant, Expires 04/25/20, Strike Price USD 1.73)(a)(b)(e)	220,464	2

Metals & Mining — 0.0%
First Cobalt Corp. (1 Share for 1 Warrant, Expires 03/15/20, Strike Price CAD 1.50)(a)(e)	125,498	1

Total Warrants — 0.0% (Cost: $10)		3

Total Long-Term Investments — 48.6% (Cost: $87,339,407)		100,738,765

Security	Shares	Value

Short-Term Securities — 51.4%

Money Market Funds — 1.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.20%(f)(i)	1,534,349	$1,534,349
SL Liquidity Series, LLC, Money Market Series, 2.50%(f)(g)(i)	1,619,352	1,619,676

Total Money Market Funds — 1.5% (Cost: $3,153,937)		3,154,025

	Par (000)

U.S. Treasury Obligations — 49.9%
U.S. Treasury Bills(h):
2.44%, 08/08/19	$18,000	17,993,160
2.48%, 09/05/19	17,000	16,967,010
2.41%, 10/03/19	17,000	16,939,479
2.36%, 11/07/19	17,000	16,905,582
2.17%, 12/05/19	17,000	16,878,957
2.06%, 01/02/20	18,000	17,844,781

Total U.S. Treasury Obligations — 49.9% (Cost: $103,486,900)		103,528,969

Total Short-Term Securities — 51.4% (Cost: $106,640,837)		106,682,994

Total Investments — 100.0% (Cost: $193,980,244)		207,421,759

Other Assets Less Liabilities — 0.0%		21,578

Net Assets — 100.0%		$207,443,337

(a)	Non-income producing security.
(b)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $392,918, representing 0.2% of its net assets as of year end, and an original cost of $490,627.

(c)	Security, or a portion of the security, is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)	Rates are discount rates or a range of discount rates as of period end.
(i)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	1,506,388	27,961	1,534,349	$1,534,349	$44,139		$—	$—
SL Liquidity Series, LLC, Money Market Series	1,270,266	349,086	1,619,352	1,619,676	39,248	(b)	358	(121)

				$3,154,025	$83,387		$358	$(121)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (continued) July 31, 2019	BlackRock Commodity Strategies Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Paid by the Fund		Received by the Fund			Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Reference	Frequency	Reference	Frequency	Counterparty	Date	(000)		Value	(Received)	(Depreciation)

3-month U.S. Treasury Bill, 2.08%(a)	At Termination	BCOMTR	At Termination	JPMorgan Chase Bank N.A.	10/22/19	USD	2,995	$(244,301)	$—	$(244,301)
3-month U.S. Treasury Bill, 2.08%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	12/13/19	USD	1,780	(78,060)	—	(78,060)
3-month U.S. Treasury Bill, 2.08%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	01/22/20	USD	45,113	(1,010,216)	—	(1,010,216)
3-month U.S. Treasury Bill, 2.08%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	01/29/20	USD	1,809	(50,068)	—	(50,068)
3-month U.S. Treasury Bill, 2.08%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	01/30/20	USD	3,644	(88,172)	—	(88,172)
3-month U.S. Treasury Bill, 2.08%(a)	At Termination	BCOMTR	At Termination	Royal Bank of Canada	02/14/20	USD	4,704	(59,773)	—	(59,773)
3-month U.S. Treasury Bill, 2.08%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	03/12/20	USD	33,353	(795,354)	—	(795,354)
3-month U.S. Treasury Bill, 2.08%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	03/14/20	USD	2,371	(70,145)	—	(70,145)
3-month U.S. Treasury Bill, 2.08%(a)	At Termination	BCOMTR	At Termination	JPMorgan Chase Bank N.A.	05/01/20	USD	1,808	(33,867)	—	(33,867)
3-month U.S. Treasury Bill, 2.08%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	05/15/20	USD	2,471	(21,592)	—	(21,592)
3-month U.S. Treasury Bill, 2.08%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	05/29/20	USD	1,162	(6,247)	—	(6,247)
3-month U.S. Treasury Bill, 2.08%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	06/25/20	USD	1,404	(15,376)	—	(15,376)
3-month U.S. Treasury Bill, 2.08%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	07/02/20	USD	3,976	45,951	—	45,951

								$(2,427,220)	$—	$(2,427,220)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$45,951	$(2,473,171)

10	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2019	BlackRock Commodity Strategies Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Swaps — OTC	Unrealized appreciation on OTC swaps	$45,951	$—	$—	$—	$—	$—	$45,951

Liabilities — Derivative Financial Instruments

Swaps — OTC	Unrealized depreciation on OTC swaps	$2,473,171	$—	$—	$—	$—	$—	$2,473,171

For the year ended July 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Loss on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Swaps	$(13,833,330)	$—	$—	$—	$—	$—	$(13,833,330)

Net Change in Unrealized Appreciation (Depreciation) on:

Swaps	$2,239,926	$—	$—	$—	$—	$—	$2,239,926

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$118,491,037

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Swaps — OTC(a)	$45,951	$2,473,171

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$45,951	$2,473,171

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$45,951	$2,473,171

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)

Citibank N.A.	$45,951	$(45,951)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)

Citibank N.A.	$ 975,294	$(45,951)	$—	$(929,343)	$ —
Goldman Sachs International	149,720	—	—	—	149,720
JPMorgan Chase Bank N.A.	1,288,384	—	—	(1,110,000)	178,384
Royal Bank of Canada	59,773	—	—	—	59,773
	$2,473,171	$(45,951)	$—	$(2,039,343)	$387,877

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (continued) July 31, 2019	BlackRock Commodity Strategies Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Beverages	$993,941	$—	$—	$993,941
Biotechnology	—	291,992	—	291,992
Chemicals	4,177,250	3,004,496	—	7,181,746
Containers & Packaging	1,312,093	—	—	1,312,093
Electronic Equipment, Instruments & Components	1,078,644	—	—	1,078,644
Energy Equipment & Services	1,060,799	—	—	1,060,799
Food & Staples Retailing	3,985,812	—	—	3,985,812
Food Products	9,662,257	3,898,380	—	13,560,637
Internet & Direct Marketing Retail	682,720	1,936,420	—	2,619,140
Machinery	2,609,297	—	—	2,609,297
Metals & Mining	19,030,491	14,140,964	—	33,171,455
Oil, Gas & Consumable Fuels	17,902,795	12,351,375	—	30,254,170
Paper & Forest Products	—	—	5	5
Personal Products	946,008	—	—	946,008
Specialty Retail	1,488,738	—	—	1,488,738
Trading Companies & Distributors	184,285	—	—	184,285
Warrants	—	—	3	3
Short Term Securities:
Money Market Funds	1,534,349	—	—	1,534,349
U.S. Treasury Obligations	—	103,528,969	—	103,528,969

Subtotal	$66,649,479	$139,152,596	$8	$205,802,083

Investments Valued at NAV(a)				1,619,676

Total Investments				$207,421,759

Derivative Financial Instruments(b)
Assets:
Commodity contracts	$—	$45,951	$—	$45,951
Liabilities:
Commodity contracts	—	(2,473,171)	—	(2,473,171)

	$—	$(2,427,220)	$—	$(2,427,220)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to consolidated financial statements.

12	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities

July 31, 2019

BlackRock Commodity Strategies Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $1,481,422) (cost — $190,826,307)	$204,267,734
Investments at value — affiliated (cost — $3,153,937)	3,154,025
Cash	1,839,348
Cash pledged as collateral for OTC derivatives	2,170,000
Foreign currency at value (cost — $13,769)	13,721
Receivables:
Investments sold	409,871
Securities lending income — affiliated	1,071
Capital shares sold	466,617
Dividends — unaffiliated	92,863
Dividends — affiliated	2,898
From the Manager	30,085
Unrealized appreciation on OTC swaps	45,951
Prepaid expenses	15,978

Total assets	212,510,162

LIABILITIES
Cash collateral on securities loaned at value	1,619,568
Payables:
Investments purchased	154,467
Administration fees	7,693
Capital shares redeemed	453,868
Deferred foreign capital gain tax	4,015
Investment advisory fees	63,778
Other accrued expenses	273,128
Service and distribution fees	12,333
Trustees’ and Officer’s fees	4,804
Unrealized depreciation on OTC Swaps	2,473,171

Total liabilities	5,066,825

NET ASSETS	$207,443,337

NET ASSETS CONSIST OF
Paid-in capital	$372,383,430
Accumulated loss	(164,940,093)

NET ASSETS	$207,443,337

NET ASSET VALUE
Institutional — Based on net assets of $145,239,047 and 20,215,107 shares outstanding, unlimited number of shares authorized, $0.001 par value	$7.18

Investor A — Based on net assets of $33,852,831 and 4,754,460 shares outstanding, unlimited number of shares authorized, $0.001 par value	$7.12

Investor C — Based on net assets of $5,831,834 and 852,956 shares outstanding, unlimited number of shares authorized, $0.001 par value	$6.84

Class K — Based on net assets of $22,519,625 and 3,132,899 shares outstanding, unlimited number of shares authorized, $0.001 par value	$7.19

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	13

Consolidated Statement of Operations

Year Ended July 31, 2019

	BlackRock Commodity Strategies Fund

INVESTMENT INCOME
Dividends — unaffiliated(a)	$3,699,752
Dividends — affiliated	44,139
Interest — unaffiliated	2,647,944
Securities lending income — affiliated — net	39,248
Foreign taxes withheld	(186,146)

Total investment income	6,244,937

EXPENSES
Investment advisory	1,471,783
Transfer agent — class specific	334,089
Service and distribution — class specific	174,058
Professional	145,319
Administration	100,888
Registration	91,337
Printing	79,321
Accounting services	49,391
Administration — class specific	47,528
Custodian	42,431
Offering	28,799
Trustees and Officer	16,584
Board realignment and consolidation	14,504
Miscellaneous	27,637

Total expenses	2,623,669
Less:
Fees waived and/or reimbursed by the Manager	(477,568)
Transfer agent fees waived and/or reimbursed — class specific	(226,697)
Administration fees waived — class specific	(47,528)

Total expenses after fees waived and/or reimbursed	1,871,876

Net investment income	4,373,061

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,867,172)
Investments — affiliated	358
Foreign currency transactions	39,829
Swaps	(13,833,330)

	(18,660,315)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(7,906,603	)(b)
Investments — affiliated	(121)
Foreign currency translations	(587)
Swaps	2,239,926

	(5,667,385)

Net realized and unrealized loss	(24,327,700)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,954,639)

(a)	Includes non-recurring dividends in the amount of $320,220.
(b)	Net of $(960) foreign capital gain tax.

See notes to consolidated financial statements.

14	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Changes in Net Assets

	BlackRock Commodity Strategies Fund
	Year Ended July 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,373,061	$2,255,761
Net realized loss	(18,660,315)	(14,568)
Net unrealized appreciation (depreciation)	(5,667,385)	5,135,097

Net increase (decrease) in net assets resulting from operations	(19,954,639)	7,376,290

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(3,491,694)	(1,079,670)
Investor A	(669,467)	(226,220)
Investor C	(78,763)	—
Class K	(445,982)	—

Decrease in net assets resulting from distributions to shareholders	(4,685,906)	(1,305,890)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(55,635,613)	95,168,354

NET ASSETS(b)
Total increase (decrease) in net assets	(80,276,158)	101,238,754
Beginning of year	287,719,495	186,480,741

End of year	$207,443,337	$287,719,495

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	15

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund

	Institutional

	Year Ended July 31,
	2019		2018	2017		2016	2015

Net asset value, beginning of year	$7.82		$7.43	$7.36		$6.98	$9.89

Net investment income(a)	0.14	(b)	0.07	0.05	(c)	0.00 (d)	0.00	(d)
Net realized and unrealized gain (loss)	(0.64)		0.37	0.09		0.38	(2.91)

Net increase (decrease) from investment operations	(0.50)		0.44	0.14		0.38	(2.91)

Distributions from net investment income(e)	(0.14)		(0.05)	(0.07)		—	(0.00	)(f)

Net asset value, end of year	$7.18		$7.82	$7.43		$7.36	$6.98

Total Return(g)
Based on net asset value	(6.34)%		5.97%	1.89%		5.44%	(29.41)%

Ratios to Average Net Assets
Total expenses(h)	1.01%		1.14%	1.21%		1.39%	1.33%

Total expenses excluding recoupment of past waived and/or reimbursed fees(h)	1.01%		1.14%	1.21%		1.39%	1.33%

Total expenses after fees waived and/or reimbursed(h)	0.72%		0.88%	0.99%		1.26%	1.28%

Net investment income(h)	1.90	%(b)	0.90%	0.65	%(c)	0.05%	0.00	%(i)

Supplemental Data
Net assets, end of year (000)	$145,239		$200,786	$148,978		$107,021	$348,529

Portfolio turnover rate	76%		110%	96%		132%	85%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.13%, respectively, resulting from a special dividend.

(c)  Net investment income per share and the ratio of net investment income to average net assets include $0.02 per share and 0.20%, respectively, resulting from a special dividend.

(d) Amount is less than $0.005 per share.

(e) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(f)  Amount is greater than $(0.005) per share.

(g) Where applicable, assumes the reinvestment of distributions.

(h) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019		2018	2017		2016	2015
Investments in underlying funds	—		0.04%	0.04%		0.01%	0.01%

(i)	Amount is less than 0.005%.

See notes to consolidated financial statements.

16	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Investor A

	Year Ended July 31,
	2019		2018	2017		2016	2015

Net asset value, beginning of year	$7.74		$7.36	$7.29		$6.94	$9.85

Net investment income (loss)(a)	0.12	(b)	0.06	0.03	(c)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	(0.63)		0.36	0.10		0.37	(2.89)

Net increase (decrease) from investment operations	(0.51)		0.42	0.13		0.35	(2.91)

Distributions from net investment income(d)	(0.11)		(0.04)	(0.06)		—	—

Net asset value, end of year	$7.12		$7.74	$7.36		$7.29	$6.94

Total Return(e)
Based on net asset value	(6.50)%		5.69%	1.71%		5.04%	(29.54)%

Ratios to Average Net Assets
Total expenses(f)	1.38%		1.55%	1.69%		1.97%	1.85%

Total expenses after fees waived and/or reimbursed(f)	0.97%		1.11%	1.24%		1.45%	1.50%

Net investment income (loss)(f)	1.68	%(b)	0.73%	0.38	%(c)	(0.33)%	(0.23)%

Supplemental Data
Net assets, end of year (000)	$33,853		$56,622	$31,755		$23,652	$11,308

Portfolio turnover rate	76%		110%	96%		132%	85%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.13%, respectively, resulting from a special dividend.

(c)  Net investment income per share and the ratio of net investment income to average net assets include $0.02 per share and 0.20%, respectively, resulting from a special dividend.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019		2018	2017		2016	2015
Investments in underlying funds	—		0.04%	0.04%		0.01%	0.01%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	17

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Investor C

	Year Ended July 31,
	2019		2018		2017		2016	2015
Net asset value, beginning of year	$7.45		$7.10		$7.04		$6.74	$9.64

Net investment income (loss)(a)	0.06	(b)	(0.00	)(c)	(0.03	)(d)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	(0.60)		0.35		0.09		0.37	(2.82)

Net increase (decrease) from investment operations	(0.54)		0.35		0.06		0.30	(2.90)

Distributions from net investment income(e)	(0.07)		—		—		—	—

Net asset value, end of year	$6.84		$7.45		$7.10		$7.04	$6.74

Total Return(f)
Based on net asset value	(7.19)%		4.93%		0.85%		4.45%	(30.08)%

Ratios to Average Net Assets
Total expenses(g)	2.11%		2.20%		2.40%		2.68%	2.50%

Total expenses after fees waived and/or reimbursed(g)	1.72%		1.87%		1.99%		2.21%	2.25%

Net investment income (loss)(g)	0.92	%(b)	(0.05)%		(0.36	)%(d)	(1.03)%	(0.99)%

Supplemental Data
Net assets, end of year (000)	$5,832		$7,562		$5,747		$5,804	$5,062

Portfolio turnover rate	76%		110%		96%		132%	85%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.13%, respectively, resulting from a special dividend.

(c)  Amount is greater than $(0.005) per share.

(d) Net investment income per share and the ratio of net investment income to average net assets include $0.02 per share and 0.20%, respectively, resulting from a special dividend.

(e) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(f)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019		2018		2017		2016	2015
Investments in underlying funds	—		0.04%		0.04%		0.01%	0.01%

See notes to consolidated financial statements.

18	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)
	Class K
	Year Ended 07/31/19		Period from 01/25/18(a) to 07/31/18

Net asset value, beginning of period	$7.83		$8.27

Net investment income(b)	0.14	(c)	0.07
Net realized and unrealized loss	(0.63)		(0.51)

Net (decrease) from investment operations	(0.49)		(0.44)

Distributions from net investment income(d)	(0.15)		—

Net asset value, end of period	$7.19		$7.83

Total Return(e)
Based on net asset value	(6.28)%		(5.32	)%(f)

Ratios to Average Net Assets
Total expenses	0.96%		0.92	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.67%		0.74	%(g)(h)(i)

Net investment income	1.97	%(c)	1.80	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$22,520		$22,750

Portfolio turnover rate	76%		110%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.04%.
(h)	Annualized.
(i)

Offering and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.93% and 0.76%, respectively.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	19

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Commodity Strategies Fund (the “Fund”) is a series of the Trust and is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper,

20	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with the Fund’s investment policies.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	21

Notes to Consolidated Financial Statements  (continued)

price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of July 31, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

22	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Bank of America N.A.	$1	$(1)	$—
Citigroup Global Markets, Inc.	925,177	(925,177)	—
Credit Suisse Securities (USA) LLC	79,858	(79,858)	—
Deutsche Bank Securities, Inc.	195,045	(195,045)	—
JP Morgan Securities LLC	1,638	(1,638)	—
Morgan Stanley	117,391	(117,391)	—
National Financial Services LLC	162,312	(162,312)	—

	$1,481,422	$(1,481,422)	$—

(a)

Cash collateral with a value of $1,619,568 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	23

Notes to Consolidated Financial Statements  (continued)

and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	0.62%
$1 Billion — $3 Billion	0.58
$3 Billion — $5 Billion	0.56
$5 Billion — $10 Billion	0.54
Greater than $10 Billion	0.53

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

24	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C

Distribution Fee	—%	0.75%
Service Fee	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended July 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total

$106,785	$67,273	$174,058

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee

First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended July 31, 2019, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total

$33,082	$8,536	$1,349	$4,561	$47,528

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2019, the Fund paid $2 to affiliates of BlackRock in return for these services to Investor A Shares, which are included in transfer agent — class specific in the Consolidated Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended July 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total

$658	$1,552	$658	$39	$2,907

For the year ended July 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total

$204,048	$101,521	$14,502	$14,018	$334,089

Other Fees: For the year ended July 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $3,585.

For the year ended July 31, 2019, affiliates received CDSCs as follows:

Investor A	$472
Investor C	7,161

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended July 31, 2019, the Fund waived and/or reimbursed $1,464.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	25

Notes to Consolidated Financial Statements  (continued)

mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended July 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Fund has incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended July 31, 2019, the amount reimbursed to the Fund was $14,504.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K

0.72%	0.97%	1.72%	0.67%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2019, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended July 31, 2019, the Manager waived and/or reimbursed $461,600, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the year ended July 31, 2019, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees waived — class specific	$ 33,082	$ 8,536	$ 1,349	$ 4,561	$ 47,528
Transfer agent fees waived and/or reimbursed — class specific	121,280	80,481	10,941	13,995	226,697

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

As of July 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2020	2021

Fund Level	$361,327	$461,600
Institutional	212,104	154,362
Investor A	165,961	89,017
Investor C	11,872	12,290
Class K	3,324	18,556

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on July 31, 2019:

Fund Level	$236,328
Institutional	84,177
Investor A	81,764
Investor C	15,303

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

26	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity Liquidity Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended July 31, 2019, the Fund paid BIM $7,863 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were $88,493,714 and $120,327,492, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the characterization of income/losses from a wholly owned subsidiary and non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(13,869,774)
Accumulated loss	13,869,774

The tax character of distributions paid was as follows:

Ordinary income
07/31/19	$4,685,906

07/31/18	$1,305,890

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	27

Notes to Consolidated Financial Statements  (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$2,395,560
Non-expiring capital loss carryforwards(a)	(174,574,392)
Net unrealized gains (losses)(b)	7,238,739

$(164,940,093)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of July 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$197,750,675

Gross unrealized appreciation	$14,582,759
Gross unrealized depreciation	(7,338,895)

Net unrealized appreciation	$7,243,864

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying

28	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18
	Shares	Amount	Shares	Amount

Institutional
Shares sold	12,870,944	$93,580,547	23,641,204	$187,059,065
Shares issued in reinvestment of distributions	453,494	3,192,599	132,749	1,008,890
Shares redeemed	(18,771,252)	(134,640,850)	(18,150,660)	(139,998,162)

Net increase (decrease)	(5,446,814)	$(37,867,704)	5,623,293	$48,069,793

Investor A
Shares sold and automatic conversion of shares	1,764,219	$12,770,471	7,665,007	$59,715,265
Shares issued in reinvestment of distributions	95,139	665,024	29,998	225,887
Shares redeemed	(4,415,836)	(31,792,414)	(4,696,594)	(36,584,055)

Net increase (decrease)	(2,556,478)	$(18,356,919)	2,998,411	$23,357,097

Investor C
Shares sold	270,196	$1,870,867	518,858	$3,971,787
Shares issued in reinvestment of distributions	11,517	77,623	—	—
Shares redeemed and automatic conversion of shares	(443,539)	(3,045,182)	(313,219)	(2,314,441)

Net increase (decrease)	(161,826)	$(1,096,692)	205,639	$1,657,346

			Period from 01/25/18(a) to 07/31/18
Class K
Shares sold	1,112,421	$8,116,553	10,582,918	$81,312,395
Shares issued in reinvestment of distributions	63,350	445,982	—	—
Shares redeemed	(949,266)	(6,876,833)	(7,676,524)	(59,228,277)

Net increase	226,505	$1,685,702	2,906,394	$22,084,118

Total Net Increase (Decrease)	(7,938,613)	$(55,635,613)	11,733,737	$95,168,354

(a)	Commencement of operations.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Consolidated Statement of Assets and Liabilities, Consolidated Statements of Changes in Net Assets and Notes to the Consolidated Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Consolidated Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

Share Class	Net Investment Income

Institutional	$1,079,670
Investor A	226,220

Undistributed (distributions in excess of) net investment income as of July 31, 2018 was $2,008,573.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of BlackRock Commodity Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Commodity Strategies Fund and its subsidiary (one of the funds constituting BlackRock FundsSM, referred to hereafter as the “Fund”) as of July 31, 2019, the related consolidated statement of operations for the year ended July 31, 2019, the consolidated statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 24, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended July 31, 2019:

	Payable Date	Commodity Strategies
Qualified Dividend Income for Individuals(a)	12/12/17	74.77%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	12/12/17	22.64
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(b)	12/12/17	33.22
Federal Obligation Interest(c)	12/12/17	40.34

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

30	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Commodity Strategies Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the fourth, first and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance for the applicable periods. The Board was informed that, among other things, the Fund’s exposure to natural resources equities detracted from performance over the one-year period. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided

32	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on March 15, 2018. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction was implemented on March 15, 2018.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2020, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	33

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	38 RICs consisting of 182 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	38 RICs consisting of 182 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	38 RICs consisting of 182 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	38 RICs consisting of 182 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	38 RICs consisting of 182 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	38 RICs consisting of 182 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	38 RICs consisting of 182 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

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Trustee and Officer Information  (continued)

Independent Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	38 RICs consisting of 182 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	38 RICs consisting of 182 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	38 RICs consisting of 182 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	38 RICs consisting of 182 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	38 RICs consisting of 182 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	38 RICs consisting of 182 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	35

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski(e) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a board member of the BlackRock Credit Strategies Fund.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	37

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov . The Fund’s Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

38	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar

USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

BCOMTR	Bloomberg Commodity Index Total ReturnSM

BCOMRST	Bloomberg Roll Select Commodity Total Return IndexSM

CDI	CREST Depository Interest

GDR	Global Depositary Receipts

OTC	Over-the-counter

A D D I T I O N A L I N F O R M A T I O N A N D G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	39

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSF-7/19-AR

Item 2 –	Code of Ethics -- The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty Robert M. Hernandez Henry R. Keizer Kenneth L. Urish Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Commodity Strategies Fund	$50,800	$49,600	$0	$4,000	$0	$0	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0

(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Commodity Strategies Fund	$0	$4,000

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto
(a)(1) Code of Ethics – See Item 2 (a)(2) Certifications – Attached hereto (a)(3) Not Applicable

(a)(4) Not Applicable (b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: October 4, 2019